Income Taxes	3 Months Ended	12 Months Ended
	May 31, 2021	Feb. 28, 2021
Income Tax Disclosure [Abstract]
Income Taxes
21.	Income Taxes
We calculate the provision for income taxes during interim periods by applying an estimate of the forecasted annual effective tax rate for the full fiscal year to “ordinary” income or loss (pretax income or loss or loss excluding unusual or infrequently occurring discrete items) for the reporting period. Our provision for income taxes was $1.4 million for the three months ended May 31, 2021 compared to $8.2 million for the three months ended May 31, 2020. Our effective tax rate was 0.8% for the three months ended May 31, 2021, a decrease of 51.6%, compared to 52.4% for the three months ended May 31, 2020 primarily due to significant nondeductible mark-to-market
losses associated with contingent liabilities and certain equity consideration liabilities related to the Business Combination as well as the impact to May 31, 2021
 of losses attributable to our noncontrolling interest in our affiliate.
As of May 31, 2021 and February 28, 2021, total gross unrecognized tax benefits were $2.7 million. We recognize interest and penalties related to unrecognized tax benefits as a component of income tax expense. As of May 31, 2021 and February 28, 2021, the total amount of gross interest and penalties accrued was $0.3 million which is classified as other noncurrent liabilities in the Condensed Consolidated Balance Sheets.

24.	INCOME TAXES
For financial reporting purposes, the components of income (loss) before income tax benefit were as follows:

	Successor	Predecessor
($ in thousands)	February 4, 2021 through February 28, 2021	March 1, 2020 through February 3, 2021	Fiscal Year Ended February 29, 2020	Fiscal Year Ended February 28, 2019

Domestic	$5,284	$(62,012)	$(110,937)	$(40,627)
Foreign	6,961	7,401	2,296	2,264

Income (loss) before income tax benefit	$12,245	$(54,611)	$(108,641)	$(38,363)
The income tax benefit consisted of the following:

	Successor	Predecessor
($ in thousands)	February 4, 2021 through February 28, 2021	March 1, 2020 through February 3, 2021	Fiscal Year Ended February 29, 2020	Fiscal Year Ended February 28, 2019
Current:
Federal	$(376)	$(273)	$(125)	$7,631
State	(62)	(170)	31	(34)
Foreign	(578)	(1,214)	(1,265)	(1,860)
Total current	(1,016)	(1,657)	(1,359)	5,737

Deferred:
Federal	1,382	(1,258)	6,850	505
State	303	10,117	1,666	1,728
Foreign	(57)	(521)	114	275
Total deferred	1,628	8,338	8,630	2,508
Total income tax benefit	$612	$6,681	$7,271	$8,245
As a result of the Business Combination, the Company acquired a controlling interest in E2open Holdings, which is treated as a partnership for U.S. federal and most applicable state and local income tax purposes. As a partnership, E2open Holdings is not itself subject to U.S. federal and certain state and local income taxes. Any taxable income or loss generated by E2open Holdings is passed through to and included in the taxable income or loss of its partners, including the Company following the Business Combination, on a pro rata basis. The Company’s U.S. federal and state income tax benefits relate to the Company’s wholly owned U.S. corporate subsidiaries that are consolidated for U.S. GAAP purposes but separately taxed for U.S. federal and state income tax purposes as corporations as well as the Company’s allocable share of any taxable income of E2open Holdings following the Business Combination. Additionally, the Company owns foreign subsidiaries that file and pay income taxes in their local jurisdiction. The Company has elected to record Global Intangible
Low-Taxed
Income (GILTI) tax as a period cost.
The Company’s income tax provision differs from the amounts computed by applying the US federal income tax rate of 21% to pretax income (loss) as a result of the following:

	Successor	Predecessor
($ in thousands)	February 4, 2021 through February 28, 2021	March 1,2020 through February 3, 2021	Fiscal Year Ended February 29, 2020	Fiscal Year Ended February 28, 2019
U.S. federal tax (expense) benefit at statutory rate	$(2,572)	$11,461	$22,815	$8,056
State tax, net of federal benefit	835	14,915	1,713	1,637
Foreign rate differential	(346)	(216)	(670)	(1,110)
Effect of foreign operations	(139)	(481)	—	—
Tax credit carryforwards	16	119	91	73
Acquisition related adjustment	—	—	(8)	(1)
Earnings taxes at affiliate	(783)	(9,494)	(15,961)	(6,914)
Global intangible low-taxes income inclusion	(126)	(1,708)	(197)	(563)
Nonqualified stock options	270	—	—	—
Change in fair value of contingent consideration	6,526	—	—	—
Change in fair value of warrant liability	4,869	—	—	—
Net impact of foreign operations (net of noncontrolling interest) on partnership outside basis)	1,381	—	—	—
Compensation deducted for book in post-acquisition period and deducted for tax in pre-acquisition period	(6,091)	—	—	—
Uncertain tax positions	(5)	(387)	23	8,017
Other	200	(39)	1,074	(104)
Change in valuation allowance	(3,423)	(7,489)	(1,609)	(846)
Total income tax benefit	$612	$6,681	$7,271	$8,245
As of each of the periods presented above, the Company did not provide deferred income taxes on the outside book-tax
differences of its foreign subsidiaries or any undistributed retained earnings which are indefinitely reinvested, including those earnings previously subject to income taxes in the U.S. The reversal of these temporary differences or distributions could result in additional tax; however, it is not practicable to estimate the amount of any unrecognized deferred income tax liabilities at this time
.
The types of temporary differences that give rise to significant portions of the Company’s deferred tax assets and liabilities are set forth below:

	Successor	Predecessor
($ in thousands)	February 28, 2021	February 29, 2020
Deferred tax assets:
Net operating loss carryforwards	$80,171	$78,738
Tax credits	1,803	1,575
Property and equipment	324	796
Disallowed interest carryforward	18,398	—
Other deferred tax asset	3,772	4,010
Accruals and reserves	2,039	1,416
Deferred revenue	150	2,018
Total deferred tax assets	106,657	88,553

Deferred tax liabilities:
Intangibles	50,528	100,020
Investment in partnership	419,577	—
Other deferred tax liability	5,322	754
Total deferred tax liabilities	475,427	100,774
Valuation allowance	(27,030)	(22,855)
Net deferred tax liabilities	$(395,800)	$(35,076)
ASC 740,
Income Taxes
, provides for the recognition of deferred tax assets, if realization of such assets is more likely than not. Realization of deferred tax assets is dependent upon generating sufficient taxable income, carryback of losses, offsetting deferred tax liabilities and availability of tax planning strategies. As of
February 29, 2020, the Company assessed that certain of its deferred tax assets were not more likely than not to be realized. Therefore, the Company recorded a valuation allowance to reduce the carrying value of the deferred tax assets to the amount that is more likely than not to be recognized. During the fiscal year ended February 28, 2021, the valuation allowance increased by approximately $4.1 million, comprised of a net deferred tax expense of $9.7 million recorded in the Consolidated Statements of Operations and a decrease of approximately $5.6 million recorded through goodwill as part of the Business Combination.
As of February 28, 2021, the Company has net operating loss (NOL) carryforwards for federal, state and foreign income tax purposes of approximately $478.2 million, $123.3 million (post apportionment pre-tax)
and $23.9 million, respectively. Some of the U.S. federal net operating loss carryforwards begin to expire in fiscal year 2022. The foreign net operating loss carryforwards are derived from multiple tax jurisdictions and will begin to expire during the fiscal year 2022. As of February 28, 2021, the Company had research and development tax credits and foreign tax credits of approximately $5.3 million and $1.1 million, respectively, to reduce future federal income taxes. Federal credit carryforwards expire beginning in 2028.
Internal Revenue Code (IRC) Section 382 imposes limitations on a corporation’s ability to utilize its NOLs if the corporation experiences an ownership change, as defined in Section 382. Based upon an analysis performed, utilization of the U.S. Federal NOLs, research and development credits and foreign tax credits in future periods will be subject to an annual limitation under IRC Section 382. As noted above, as of February 28, 2021, federal and state NOL carryforwards, research and development credits and foreign tax credits before any Section 382 limitation were approximately $478.2 million, $5.3 million and $1.1 million, respectively. Of these amounts, approximately $161.5 million, $3.4 million and $0.9 million will expire unused due to Section 382. Accordingly, the Company has reduced the deferred tax assets based upon the anticipated federal and state NOLs that are expected to expire unutilized due to the annual limitation.
As of February 28, 2021 and February 29, 2020, total gross unrecognized tax benefits were $2.7 million and $1.5 million respectively. Approximately $0.6 million of the unrecognized tax benefits as of February 28, 2021, if recognized, would have an impact on the Company’s effective tax rate. The Company recognizes interest and penalties related to unrecognized tax benefits as a component of income tax expense. As of February 28, 2021 and February 29, 2020, the total amount of gross interest and penalties accrued was $0.3 million and $0.2 million, respectively, which is classified as other noncurrent liabilities in the Consolidated Balance Sheets.
A reconciliation of the beginning and ending amount of unrecognized tax benefit is as follows:

	Successor	Predecessor
($ in thousands)	February 28, 2021	February 29, 2020
Beginning of period	$1,535	$1,570
Gross increases:
Prior year tax positions	1,223	—
Gross decreases:
Prior year tax positions	(70)	(12)
Prior year tax positions due to statute lapse	—	(23)

End of period	$2,688	$1,535

Management believes that it has adequately provided for any adjustments that may result from tax examinations. However, the outcome of tax audits cannot be predicted with certainty. Should any issues addressed in the tax audits be resolved in a manner not consistent with management’s expectations, the Company could be required to adjust the provision for income tax in the period such resolution occurs. Although timing of the resolution and/or closure of audits is highly uncertain, the Company does not believe it is reasonably possible that the unrecognized tax benefits would materially change in the next 12 months.
The Company is subject to taxation in the U.S., various states, and foreign jurisdictions. The Company has several individual filing groups in the U.S., some of which have NOLs dating back to 2015 and earlier. Fiscal years 2017 through 2021 generally remain open to examination by the taxing jurisdictions to which the Company is subject, although carry forward attributes that were gen
e
rated in tax years prior to fiscal year 2017 may be adjusted upon examination by the tax authorities if they have been, or will be, used in a future period.
On March 27, 2020, the Coronavirus Aid, Relief and Economic Security Act (CARES Act) was enacted in response to the
COVID-19
pandemic. Under ASC 740, the effects of changes in tax rates and laws are recognized in the period in which the new legislation is enacted. The CARES Act made various tax law changes including, among other things, (1) increased the limitation under IRC Section 163(j) for 2019 and 2020 to permit additional expensing of interest (2) enacted a technical correction so that qualified improvement property can be immediately expensed under IRC Section 168(k) (3) made modifications to the federal net operating loss rules including permitting federal net operating losses incurred in 2018, 2019 and 2020 to be carried back to the five preceding taxable years in order to generate a refund of previously paid income taxes and (4) enhanced recoverability of alternative minimum tax credit carryforwards. The income tax provisions of the CARES Act had limited applicability to the Company and did not have a material impact on the Company’s consolidated financial statements.